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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 31, 2000


                               CIDCO Incorporated
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   000-23296                  133500734
(State or other jurisdiction of  ---------------------      --------------------
         incorporation)          (Commission File No.)       (IRS Employer
                                                            Identification No.)

 220 Cochrane Circle, Morgan Hill, CA                           95037
---------------------------------------                    ---------------
(Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code:  (408) 779-1162



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ITEM 9.  REGULATION FD DISCLOSURE.

CIDCO Incorporated has entered into a definitive agreement to sell its telephony business. Under the terms of the agreement, CIDCO will sell its entire line of telephones and telephony products.

In connection with the sale of its telephony business, the following presentation of CIDCO is being used by the company to describe its business model following completion of the sale. Such presentation is filed as Exhibit
99.1 attached hereto.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CIDCO INCORPORATED


Date: October 31, 2000                            By: /s/ Ian G.A. Laing
                                                      --------------------------
                                                      Ian G.A. Laing
                                                      Executive Vice President
                                                      Product Development and
                                                      World Wide Operations



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                                  EXHIBIT INDEX

    Exhibit                             Description
    -------                             -----------

      99.1          CIDCO Marketing Presentation
